Vertex Energy, Inc. 8-K

Exhibit 99.1

Investor Relations Contact: Marlon Nurse, DM Senior VP – Investor Relations 212-564-4700

VERTEX ENERGY, INC. ANNOUNCES FOURTH QUARTER AND YEAR-END

2016 FINANCIAL RESULTS

Gross Profit of $5.3 Million and Gross Profit Margin of 17% in Fourth Quarter

Conference Call to Be Held March 8th, at 9:00 A.M. EDT

Houston, TX, March 8, 2017 - Vertex Energy, Inc. (NASDAQ:VTNR), a refiner and marketer of high-quality specialty hydrocarbon products, announced today its financial results for the fourth quarter and year ended December 31, 2016.

FINANCIAL HIGHLIGHTS FOR THREE MONTHS ENDED DECEMBER 31, 2016

●	Revenues for the fourth quarter of 2016 were $31.1 million, a 49% improvement from a year ago
●	Gross profit was $5.3 million, a 1,301% increase from a year ago
●	Gross profit margin was 17%, up from 2% during the same period a year ago
●	Per-barrel margin improved over 1,000%, compared to the same period a year ago
●	SG&A expense decreased 31%, compared to the same period a year ago

FINANCIAL HIGHLIGHTS FOR YEAR ENDED DECEMBER 31, 2016

●	For the full-year, revenue was $98.1 million, compared to $146.9 million a year ago.
●	Gross profit for the year was $16.3 million, compared to $10.7 million for 2015
●	Gross profit margin was 17%, compared to 7% for 2015
●	SG&A expense was $20 million, compared to $24 million reported for 2015

Benjamin P. Cowart, Chairman and CEO of Vertex Energy, Inc., commented, "During 2016, we took steps to stabilize our business and create a business model with the ability to manage spreads in any crude oil environment. Some of those steps included selling our Nevada facility, using some of the cash proceeds to reduce debt, and leading the initiative in charging for oil – a positive for the company and industry. With the improvements made at our facilities during 2016, we anticipate increased volume through our facilities during 2017."

Mr. Cowart added: "On February 1st of this year, we took another major step to clean up our balance sheet through our entry into a $30 million Senior Secured debt funding agreement with Encina Business Credit, LLC (EBC). With this funding, we were able to complete the acquisition of a strategic collection company in Louisiana. We remain committed to increasing our collection operations and working on our finished products strategy. We embrace 2017 with unwavering dedication and confidence in the company's future."

DIVISION FINANCIAL HIGHLIGHTS FOR FOURTH QUARTER ENDED DECEMBER 31, 2016

Black Oil division, which includes our Thermal Chemical Extraction Process (TCEP), and our Marrero and Heartland business units, is a collector, aggregator, logistics manager, and re-refiner of used motor oil which posted:

●	Revenue of $23.8 million, compared to $17 million a year ago
●	Gross profit of $4.6 million, a 2,037% improvement from the same period a year ago
●	Per barrel margins which increased over 1,000% over the same period a year ago

Refining and Marketing, which produces three distinct products from distressed hydrocarbon streams posted:

●	Revenue of $3.2 million, compared to $2.7 million a year ago
●	Gross profit which decreased 34%, compared to the same period a year ago
●	Per-barrel margins which were down 46%, compared to the same period in 2015

Vertex Recovery, which is responsible for the proper recycling management of used oil and used oil-related products posted:

●	Revenue of $4.1 million, an increase of 249% from the same period a year ago
●	Gross profit which increased 94% from a year ago
●	Per barrel margin which declined 5%, compared to same period in 2015

2016 FOURTH QUARTER AND YEAR-END CONFERENCE CALL DETAILS

Those who wish to participate in the conference call may telephone 877-869-3847 from the U.S. and International callers may telephone 201-689-8261, approximately 15 minutes before the call. A webcast will also be available under the Investor Relations section of our website at: www.vertexenergy.com.

A digital replay will be available by telephone approximately two hours after the completion of the call until June 30, 2017, and may be accessed by dialing 877-660-6853 from the U.S. or 201-612-7415 for international callers using conference ID #13656200.

ABOUT VERTEX ENERGY, INC.

Vertex Energy, Inc. (VTNR) is a specialty refiner and marketer of high-quality hydrocarbon products. Its business divisions include aggregation and transportation of refinery feedstocks such as used motor oil and other petroleum and chemical co-products to produce and commercialize a broad range of high purity intermediate and finished products such as fuel oils, marine grade distillates and high purity base oils used for lubrication. Vertex Energy employs a regional model with strategic hubs located in key geographic areas in the United States.

Vertex Energy is headquartered in Houston, Texas and has processing operations located in Houston and Port Arthur, Texas, Marrero, Louisiana, and Columbus, Ohio.

For more information on Vertex Energy please contact Porter, LeVay & Rose, Inc's investor relations representative Marlon Nurse, D.M. at 212-564-4700 or on our website at www.vertexenergy.com.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “believes,” “hopes,” “expects,” “intends,” “plans,” “anticipates,” or “may,” and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this release, except as required by law, and also takes no obligation to update or correct information prepared by third parties that is not paid for by Vertex Energy.

Vertex Energy, Inc.

Reconciliation of Net Income (Loss) to Earnings Before Interest Taxes

Depreciation and Amortization (EBITDA)*

	For the Three Months Ended December 31, 2016	For the Twelve Months Ended December 31, 2016
Net (loss) income	$(2,398,794)	$(3,952,821)
Add (deduct):
Interest Expense	$373,900	$3,094,956
Depreciation and amortization	$1,569,414	$6,277,215
Tax (expense) benefit	$—	$(117,646)

EBITDA*	$(455,480)	$5,301,704

* EBITDA is a non-GAAP financial measure. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:

●	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

●	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

●	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments;

●	Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

●	Other companies in this industry may calculate EBITDA differently than Vertex Energy does, limiting its usefulness as a comparative measure.

VERTEX ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$1,701,435	$765,364
Escrow - current restricted cash	1,504,723	—
Accounts receivable, net	10,952,219	6,315,414
Inventory	4,357,958	3,548,311
Prepaid expenses	2,669,117	1,367,442
Assets being held for sale	—	11,170,243
Total current assets	21,185,452	23,166,774

Non-current assets
Fixed assets, at cost	62,316,808	60,846,824
Less accumulated depreciation	(12,286,874)	(7,818,217)
Net fixed assets	50,029,934	53,028,607
Intangible assets, net	15,252,332	16,967,985
Other assets	518,250	481,450
Total non-current assets	65,800,516	70,478,042
TOTAL ASSETS	$86,985,968	$93,644,816

LIABILITIES, TEMPORARY EQUITY AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$9,440,696	$13,244,388
Dividends payable	504,474	376,571
Capital leases	133,153	186,948
Current portion of long-term debt, net of unamortized finance costs	9,649,282	17,789,491
Revolving note	2,726,039	1,744,122
Deferred revenue	—	323,891
Total current liabilities	22,453,644	33,665,411
Long-term liabilities
Long-term debt, net of unamortized finance costs	1,848,111	5,539,659
Derivative liability	4,365,992	1,548,604
Total liabilities	28,667,747	40,753,674

COMMITMENTS AND CONTINGENCIES (See Notes 5)	—	—

TEMPORARY EQUITY
Series B preferred stock, $0.001 par value per share; 10,000,000 shares authorized, 3,229,409 and 8,160,809 shares issued and outstanding at December 31, 2016 and 2015, respectively with liquidation preference of $10,011,168 and $25,298,508 at December 31, 2016 and 2015, respectively.	3,331,918	11,955,207

Series B-1 preferred stock, $0.001 par value per share; 17,000,000 shares authorized, 12,282,638 and 0 shares issued and outstanding at December 31, 2016 and 2015, respectively with liquidation preference of $19,160,915 and 0 at December 31, 2016 and 2015, respectively.	13,756,184	—

EQUITY
50,000,000 of total Preferred shares authorized:
Series A Convertible Preferred stock, $0.001 par value; 5,000,000 shares authorized and 492,716 and 612,943 shares issued and outstanding at December 31, 2016 and 2015, respectively, with a liquidation preference of $734,147 and $913,285 at December 31, 2016 and December 31, 2015, respectively.	493	613

Series C Convertible Preferred stock, $0.001 par value per share; 44,000 shares designated in 2016; 31,568 and 0 issued and outstanding at December 31, 2016 and 2015, respectively with a liquidation preference of $3,156,800 and $0 at December 31, 2016 and December 31, 2015, respectively.	32	—

Common stock, $0.001 par value per share; 750,000,000 shares authorized; 33,151,391 and 28,239,276 issued and outstanding at December 31, 2016 and 2015, respectively, with 1,108,928 shares held in escrow at December 31, 2016.	33,151	28,239
Additional paid-in capital	69,051,124	53,014,054
Accumulated deficit	(27,958,578)	(12,106,971)
Total Vertex Energy, Inc. stockholders' equity	41,126,222	40,935,935
Non-controlling interest	$103,897	$—
Total Equity	$41,230,119	$40,935,935
TOTAL LIABILITIES, TEMPORARY EQUITY AND EQUITY	$86,985,968	$93,644,816

VERTEX ENERGY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 and 2015

	2016	2015
Revenues	$31,055,936	$20,875,827
Cost of revenues	25,758,117	20,497,691
Gross profit (loss)	5,297,819	378,136

Reduction of contingent liability	—	(6,069,000)
Selling, general and administrative expenses (exclusive of merger related expenses)	4,804,400	6,982,422
Depreciation and amortization	1,569,414	1,920,416
Acquisition related expenses	64,857	11,584
Total selling, general and administrative expenses	6,438,671	2,845,422
Income (loss) from operations	(1,140,852)	(2,467,286)
Other income (expense):
Provision for doubtful accounts	—	1,995,180
Goodwill Impairment	—	(4,922,353)
Interest Income	1,522	(4,475)
Gain on bargain purchase	—	—
Gain (loss) on sale of assets	(1,323)	92,261
Gain on change in derivative liability	(674,309)	2,844,430
Gain on futures liability	(196,560)	155,660
Interest Expense	(373,900)	(728,780)
Total other income (expense)	(1,244,570)	(568,077)
Income (loss) before income tax	(2,385,422)	(3,035,363)
Income tax (expense) benefit	—	—
Net Income (loss) attributable to non-controlling interest	13,372	—
Net income (loss) attributable to Vertex Energy, Inc.	$(2,398,794)	$(3,035,363)

VERTEX ENERGY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016 and 2015

	2016	2015
Revenues	$98,078,914	$146,942,461
Cost of revenues (exclusive of depreciation shown separately below)	81,759,814	136,246,273
Gross profit	16,319,100	10,696,188

Reduction of contingent liability	—	(6,069,000)
Selling, general and administrative expenses	19,966,426	24,046,464
Depreciation and amortization	6,277,215	6,636,593
Acquisition related expenses	187,973	175,172
Total selling, general and administrative expenses	26,431,614	24,789,229
Loss from operations	(10,112,514)	(14,093,041)
Other income (expense):
Provision for doubtful accounts	—	(654,820)
Goodwill impairment	—	(4,922,353)
Other income (expense)	5,974	(4,446)
Gain (loss) on sale of assets	9,631,712	13,944
Gain on change in value of derivative liability	49,876	5,479,463
Realized gain (loss) on futures contracts	(548,380)	551,090
Interest expense	(3,094,956)	(3,580,726)
Total other income (expense)	6,044,226	(3,117,848)
Loss before income taxes	(4,068,288)	(17,210,889)
Income tax benefit (expense)	117,646	(5,306,000)
Net loss	(3,950,642)	(22,516,889)
Net income attributable to non-controlling interest	2,179	—
Net loss attributable to Vertex Energy, Inc.	$(3,952,821)	$(22,516,889)

Accretion of discount on series B and B-1 Preferred Stock	(1,762,378)	(805,742)
Accrual of dividends on series B and B-1 Preferred Stock and retirement of a portion of Series B and B-1 Preferred discount	(9,822,196)	(780,069)
Net loss available to common shareholders	$(15,537,395)	$(24,102,700)

Earnings per common share
Basic	$(0.51)	$(0.86)
Diluted	$(0.51)	$(0.86)
Shares used in computing earnings per share
Basic	30,520,820	28,181,096
Diluted	30,520,820	28,181,096

VERTEX ENERGY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDING DECEMBER 31, 2016 AND 2015

	2016	2015
Cash flows from operating activities
Net loss	$(3,952,821)	$(22,516,889)
Adjustments to reconcile net loss to cash used in operating activities:
Stock-based compensation expense	527,869	423,911
Depreciation and amortization	6,277,215	6,636,593
Bad debt expense	—	654,820
Rent paid by common stock	244,000	—
Gain on sale of assets	(9,631,712)	—
Deferred financing costs write off	1,390,727	—
Deferred federal income tax	—	5,306,000
Increase in fair value of derivative liability	(49,876)	(5,479,463)
Reduction in contingent consideration	—	(6,069,000)
Impairment of goodwill	—	4,922,353
Changes in operating assets and liabilities:
Accounts receivable	(4,636,805)	1,929,871
Inventory	(809,647)	9,072,305
Prepaid expenses	(1,250,496)	48,438
Costs in excess of billings	—	779,285
Accounts payable and accrued expenses	(1,893,370)	(8,539,803)
Deferred revenue	(323,891)	(139,319)
Other	(36,800)	—
Net cash used in operating activities	(14,145,607)	(12,970,898)
Cash flows from investing activities
Note receivable	—	2,495,180
Payments on capital leases	—	(172,654)
Proceeds from sale of assets	29,788,114	—
Costs related to sale of assets	(10,792,446)	—
Establish escrow account - restricted cash	(1,504,723)	—
Proceeds from the sale of assets	20,900	92,271
Acquisitions	—	(1,082,649)
Purchase of fixed assets	(1,628,859)	(1,811,653)
Net cash provided by (used in) investing activities	15,882,986	(479,505)
Cash flows from financing activities
Line of credit proceeds (payments), net	981,918	1,744,122
Proceeds from exercise of common stock options and warrants	—	11,306
Proceeds from sale of Series C Preferred Stock	4,000,000	—
Purchase/buy back/sale/conversion Series B and B-1 Preferred Stock	(11,189,849)	—
Proceeds from issuance of Series B and B-1 Preferred Stock	21,865,902	23,557,553
Issuance costs of Series B and B-1 Preferred Stock	(3,124,035)	—
Proceeds from notes payable	7,650,819	2,305,277
Payments made on notes payable	(20,986,063)	(19,419,567)
Net cash provided by (used in) financing activities	(801,308)	8,198,691
Net change in cash and cash equivalents	936,071	(5,251,712)
Cash and cash equivalents at beginning of the period	765,364	6,017,076
Cash and cash equivalents at end of period	$1,701,435	$765,364

SUPPLEMENTAL INFORMATION
Cash paid for interest during the year	$1,688,628	$3,563,145
Cash paid for income taxes during the year	$—	$—

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Conversion of Series A Preferred Stock into common stock	$120	$17
Conversion of Series B and B1 Preferred Stock into common stock	$5,104,881	$100,795
Dividends-in-Kind accrued on Series B and B-1 Preferred Stock and retirement of a portion of the Series B Preferred Stock	$9,822,196	$779,310
Beneficial conversion feature for Series B and B-1 Preferred Stock	$4,887,252	$5,682,741
Accretion of discount on Series B and B-1 Preferred Stock	$1,762,378	$1,585,843
Fair value of warrants issued with Series B and B-1 Preferred Stock	$2,867,264	$—
Common shares issued as payment	$244,000	$200,000